EXHIBIT 99.1
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                                 PAINEWEBBER R&D
                               PARTNERS III, L.P.



                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of PaineWebber R&D Partners III, L.P. (the "Partnership") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert J. Chersi, Principal Financial Officer of PaineWebber Development Corp., as General Partner of the Partnership, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


/s/ Robert J. Chersi
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Robert J. Chersi
Chief Financial Officer
May 15, 2003